Barclays Global Financial Services Conference Kelly S. King, Chief Executive Officer September 12, 2017

Forward-Looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the financial condition, results of operations, business plans and the future performance of BB&T. Forward-looking statements are not based on historical facts but instead represent management's expectations and assumptions regarding BB&T's business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances difficult to predict. BB&T's actual results may differ materially from those contemplated by the forward-looking statements. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "may," "will," "should," "could," and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. While there is no assurance any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation, as well as the risks and uncertainties more fully discussed under Item 1A-Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2016 and in any of BB&T’s subsequent filings with the Securities and Exchange Commission: • general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit, insurance or other services; • disruptions to the national or global financial markets, including the impact of a downgrade of U.S. government obligations by one of the credit ratings agencies, the economic instability and recessionary conditions in Europe, the potential exit of the United Kingdom from the European Union and the economic slowdown in China; • changes in the interest rate environment, including interest rate changes made by the Federal Reserve, as well as cash flow reassessments may reduce net interest margin and/or the volumes and values of loans made or held as well as the value of other financial assets held; • competitive pressures among depository and other financial institutions may increase significantly; • legislative, regulatory or accounting changes, including changes resulting from the adoption and implementation of the Dodd-Frank Act may adversely affect the businesses in which BB&T is engaged; • local, state or federal taxing authorities may take tax positions that are adverse to BB&T; • a reduction may occur in BB&T's credit ratings; • adverse changes may occur in the securities markets; • competitors of BB&T may have greater financial resources or develop products that enable them to compete more successfully than BB&T and may be subject to different regulatory standards than BB&T; • cybersecurity risks, including "denial of service," "hacking" and "identity theft," could adversely affect BB&T's business and financial performance or reputation, and BB&T could be liable for financial losses incurred by third parties due to breaches of data shared between financial institutions; • natural or other disasters, including acts of terrorism, could have an adverse effect on BB&T, materially disrupting BB&T's operations or the ability or willingness of customers to access BB&T's products and services; • costs related to the integration of the businesses of BB&T and its merger partners may be greater than expected; • failure to execute on strategic or operational plans, including the ability to successfully complete and/or integrate mergers and acquisitions or fully achieve expected cost savings or revenue growth associated with mergers and acquisitions within the expected time frames could adversely impact financial condition and results of operations; • significant litigation and regulatory proceedings could have a material adverse effect on BB&T; • unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries could result in negative publicity, protests, fines, penalties, restrictions on BB&T's operations or ability to expand its business and other negative consequences, all of which could cause reputational damage and adversely impact BB&T's financial conditions and results of operations; • risks resulting from the extensive use of models; • risk management measures may not be fully effective; • deposit attrition, customer loss and/or revenue loss following completed mergers/acquisitions may exceed expectations; • higher-than-expected costs related to information technology infrastructure or a failure to successfully implement future system enhancements could adversely impact BB&T's financial condition and results of operations and could result in significant additional costs to BB&T; and • widespread system outages, caused by the failure of critical internal systems or critical services provided by third parties, could adversely impact BB&T's financial condition and results of operations. Non-GAAP Information This presentation contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). BB&T's management uses these "non-GAAP" measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. The company believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. BB&T's management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the types of non-GAAP measures used in this presentation: • Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. • The adjusted efficiency ratios are non-GAAP in that they exclude securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses these measures in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. • Core net interest margin is a non-GAAP measure that adjusts net interest margin to exclude the impact of interest income and estimated funding costs associated with loans and securities acquired in the Colonial acquisition and PCI loans acquired from Susquehanna and National Penn. Core net interest margin is also adjusted to remove the purchase accounting marks and related amortization for non-PCI loans, deposits and long-term debt acquired from Susquehanna and National Penn. BB&T's management believes the adjustments to the calculation of net interest margin for certain assets and deposits acquired provide investors with useful information related to the performance of BB&T's earning assets. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the attached Appendix and BB&T's Second Quarter 2017 Quarterly Performance Summary, which is available at BBT.com.

3 To make the world a better place to live by:  Helping our CLIENTS achieve economic success and  financial security;  Creating a place where our ASSOCIATES can learn,  grow and be fulfilled in their work;  Making the COMMUNITIES in which we work better  places to be; and thereby:  Optimizing the long‐term return to our  SHAREHOLDERS, while providing a safe and sound  investment.  Our Mission 3

Agenda  Diversification drives revenue and productivity  Above average risk-adjusted returns ▪ Long-term performance advantages ▪ Reconceptualizing our business ▪ Enhancing our digital platform ▪ Committed to the Perfect Client Experience ▪ Making the world a better place to live 4

State # of Branches Deposits1 ($bn) Deposit Rank1 North Carolina2 351 $28.7 Virginia 344 22.6 Florida 318 17.5 Pennsylvania 259 14.8 Georgia 155 12.4 Maryland 165 10.1 South Carolina 110 7.9 Kentucky 108 6.3 Texas 122 5.8 West Virginia 73 5.0 Alabama 84 4.0 New Jersey 33 2.5 Tennessee 48 2.4 District of Columbia 13 1.2 Ohio 3 NM Indiana 2 NM Total # of Branches3 2,188 BB&T Corporation: A Growing Franchise 8th Largest U.S. Financial Institution1 2 4 7 4 5 6 3 2 15 1 5 15 7 9 NM NM NJ (15) NC (2) SC (3) MD (6) D.C. (9) GA (5) FL (7) IN (NM) OH (NM) PA (4) TN (7) KY (2) WV (1) VA (4) AL (5) TX (15) 1 Deposit market share data as of 12/31/2016 2 Excludes home office deposits 3 As of 06/30/2017 Source: FactSet, FDIC, SNL DataSource 5

Community Banking 49% Residential Mortgage Banking 7% Dealer Financial Services 7% Specialized Lending 6% Financial Services 14% Insurance Holdings 17% Revenue Diversification by Segment1 PPNR 10-year average 2007-20162 2.0% 1.7% 1.6% Superior Performance… Diversification Drives Revenue and Productivity PPNR 10-year standard deviation 2007-20162 0.3% 0.4% 0.6% …With Less Volatility3 BB&T National Peers Largest 4 Banks Largest 4 Banks National Peers BB&T 1 Based on segment revenues, excluding other, treasury and corporate for quarter ending 06/30/2017 2 Data per S&P Global as of 12/31/2016 3 Volatility measured as standard deviation of PPNR/Average Asset ratios National peer group: CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Largest 4 BHCs: BAC, C, JPM, WFC 6

Premier Model for Community Banking… 26 Banking Regions Local decision-making Centralized support system Foundation for our relationship management culture model … and Diverse Non-Bank Businesses 7

Better Profitability with Less Risk Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source Morgan Stanley Research and SNL Financial; data as of 06/30/2017  BB&T operates with a combination of strong profitability levels and asset quality – Risk vs. return positioning is best in the group Problem Loans / Gross Loans (%) N e t I n c o m e / T a n g i b l e A s s e t s ( % ) • Stronger profitability • Stronger credit quality • Weaker profitability • Stronger credit quality • Stronger profitability • Weaker credit quality • Weaker profitability • Weaker credit quality Median = 1.1% Median = 1.5% BBT Peer 6 Peer 3 Peer 4 Peer 11 Peer 7 Peer 9 Peer 1 Peer 12 Peer 2 Peer 10Peer 5 Peer 8 0.8 0.9 1.0 1.1 1.2 1.3 1.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 8

Long-term Performance Advantage 3.52% 3.58% 3.66% 4.03% 4.06% 3.91% 3.68% 3.42% 3.32% 3.39% 3.47% 3.55% 3.37% 3.28% 3.54% 3.49% 3.43% 3.28% 3.09% 2.95% 2.98% 3.10% 2.50% 3.00% 3.50% 4.00% 4.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1H17 BBT Peers Net Interest Margin Reflects fully taxable-equivalent Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: S&P Global 9

Long-term Performance Advantage 51.6% 50.9% 50.4% 53.9% 55.2% 54.3% 58.5% 57.7% 58.9% 59.2% 58.3% 56.4% 60.2% 59.0% 61.1% 62.8% 62.9% 62.8% 63.1% 62.5% 61.6% 60.5% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1H17 BBT Peers Efficiency Ratio Beginning in 2016, the calculation of the adjusted efficiency ratio was revised to no longer adjust for foreclosed property expense or the impact of FDIC loss share See non-GAAP reconciliations included in the attached Appendix Reflects investments in new systems and technology 10 Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: S&P Global and company reports

27.14% 20.21% 8.10% 8.74% 12.60%18.19% -1.05% -10.81% 4.04% 9.82% 17.39% 13.61% 14.79% 13.34% 14.59% 12.85% 12.68% 11.62% 11.53% 11.07% 10.97% 12.37% 8.00% 11.00% 14.00% 17.00% 20.00% -15.00% -5.00% 5.00% 15.00% 25.00% 35.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1H17 BBT Peers Long-term Performance Advantage 1 Excludes $246 million in after-tax loss on early extinguishment of debt See non-GAAP reconciliations included in the attached Appendix 11 Return on Tangible Common Equity 15.61%1 Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: S&P Global and company reports

Among Leaders in Key Performance Measures – 2Q17 1 Total loans includes owned real estate and foreclosed property 2 Reflects fully taxable-equivalent As of quarter ended 06/30/2017 Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION ROTCE excludes PNC Source: SNL Financial and company reports B B T P e e r 1 P e e r 2 P e e r 3 P e e r 4 P e e r 5 P e e r 6 P e e r 7 P e e r 8 P e e r 9 P e e r 1 0 P e e r 1 1 P e e r 1 2 NPAs / Total Loans1 P e e r 1 B B T P e e r 2 P e e r 3 P e e r 4 P e e r 5 P e e r 6 P e e r 7 P e e r 8 P e e r 9 P e e r 1 0 P e e r 1 1 P e e r 1 2 Net Interest Margin2 P e e r 1 P e e r 2 B B T P e e r 3 P e e r 4 P e e r 5 P e e r 6 P e e r 7 P e e r 8 P e e r 9 P e e r 1 0 P e e r 1 1 P e e r 1 2 Adjusted Efficiency Ratio P e e r 1 B B T P e e r 2 P e e r 3 P e e r 4 P e e r 5 P e e r 6 P e e r 7 P e e r 8 P e e r 9 P e e r 1 0 P e e r 1 1 Return on Tangible Common Equity 12

Among Leaders in Dividend Yield and Payout 3.15% 3.06% 3.00% 2.71% 2.60% 2.55% 2.47% 2.40% 2.29% 2.19% 2.08% 1.85% 1.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Peer 1 Peer 2 BBT Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Dividend Yield As of 09/08/2017 stock price and 3Q17 dividend annualized Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: S&P Global 13

Significantly Improved Deposit Mix Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: SNL Financial; data as of 06/30/2017 ▪ Continued focus on DDA growth has moved BB&T up to peer average levels ▪ BB&T’s total cost of deposits benefits from this trend 10% 20% 30% 40% 50% 60% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1H17 BBT Peer High Peer Avg Peer Low Noninterest-bearing Deposit Mix Regional Banks Noninterest-Bearing Deposit Mix Bank 2007 1H17 Change NIB Mix % NIB Mix % Non-Int Bearing Mix % BBT 16% 32% 16% Peer High 27% 53% 26% Peer Avg 22% 33% 12% Peer Low 14% 25% 1% 14

Deposit Betas Remain Well-Controlled Peers include CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC and ZION Source: SNL Financial; data as of 06/30/2017 ▪ BB&T’s beta is lower and more stable over the Fed rate-hike cycle ▪ BB&T has experienced modest rate increases in the corporate deposits segment 0 20 40 60 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 BBT Peer High Peer Avg Peer Low Interest-bearing Deposit Costs (bps) Regional Banks Interest-Bearing Deposit Costs and Betas Bank 3Q15 2Q17 Cumulative Beta IBD Cost (bps) IBD Cost (bps) +1.00% FF Move BBT 24 30 6 Peer High 34 49 18 Peer Avg 21 31 11 Peer Low 11 15 1 15

2Q17 and 3Q17 Loan Growth Trends



H.8 Growth Report as of 08/23/2017
(03/29/2017 = 100)
Total Loans and Leases (Incl. HFS)
103%
102%
101%
100%
99%
2Q17
3Q17 to-date
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/24
5/31
6/7
6/14
6/21
6/28
7/5
7/12
7/19
7/26
8/2
8/9
8/16
8/23
Total Commercial
103%
102%
101%
100%
99%
2Q17
3Q17 to-date
BB&T
BB&T excl. optimizing portfolios
Large commercial banks (Top 25 by Assets)

- Total loan and lease growth, measured using Fed H.8 data, shows 3Q17 Large Commercial Bank balances down slightly through late August
- BB&T's total loan and lease growth impacted by optimizing portfolios (prime auto and residential mortgage loans)
  - Strong growth in 2Q17 carried into July before slowing in August
- Commercial 3Q17 growth slightly ahead of Large Commercial Bank aggregate
- Loan growth strategies
  - Growing more profitable loans with better risk profile
  - Continue to price prime auto loans at a level which improves profitability and returns
  - Continue to sell all conforming residential mortgages while serving our clients
- Prime auto and residential mortgage loans expected to stabilize in 2018

Based on Fed H.8 data
H.8 reporting only includes bank loans booked in domestic offices; for BB&T, excludes Regional Acceptance and CAFO

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3Q17 Outlook

BB&T

Category	Guidance
Loans	▪ Total slightly down vs. 2Q17 ▪ Core up 2% – 4% annualized vs. 2Q17
Credit quality	▪ NCOs expected to be 35 – 45 bps ▪ NPAs expected to be in a similar range vs. 2Q17
Net interest margin	▪ GAAP margin stable vs. 2Q17 ▪ Core margin stable compared with 2Q17
Net interest income[1]	▪ Stable compared with 2Q17
Noninterest income	▪ Slightly down vs. 3Q16
Expenses[2]	▪ Up 0% – 2% vs. 3Q16

1 Taxable-equivalent
2 Excludes merger-related and restructuring charges

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Reconceptualizing Our Business ▪ 5 focus areas for 2017 – Accelerate loan growth in the Community Bank as Main Street improves; improve efficiency of branch network • Expect to close approximately 140 branches in 2017 – Accelerate Corporate Banking loan growth – Accelerate growth in our Wealth business – Optimize consumer portfolios • Continue to price prime auto loans at a level which improves profitability and returns • Continue to sell all conforming residential mortgages while serving our clients – Accelerate digital transformation • Continue to enhance the U platform • Increase branding and digital marketing • Redeploy cost savings to digital transformation • Incorporate artificial intelligence and robotics into internal processes ▪ BB&T Leadership Institute – State-of-the-art facility that will provide excellent opportunities to help our clients achieve financial success, train our associates and improve our communities by developing leaders in education 18

2017 Digital Focus 19 FinTech Incubation & Acceleration  Spring 2017 - 12 startups - 31 BB&T advisors  Fall 2017 - 5 startups - 3 BB&T advisors  Collaborative effort between local business and banks APIs Chatbots Digital Signature Digital Factory New Technologies & Emerging Business Models Innovative Digital Platforms RPA Payments Innovation Awards & Accolades BB&T is one of the top five in the 2017 S&P Global Market Intelligence mobile bank app ranking - BB&T ranked third overall among the 15 largest U.S. regional and national banks for mobile banking according to the Dynatrace Mobile Banker Scorecard for Q1 2017 - Dynatrace

BB&T launches new brand campaign  Brand campaign scheduled to launch September 18th  Incorporates significant research with clients and prospects, consumer and business  Captures their feedback, reflects BB&T’s culture  Airing in key markets throughout footprint  Training and related efforts to support campaign are under way  New tagline. . . . . . . . . . . . . . . . . . . . 20

BB&T has been ranked the top American bank, in The Barron’s 500, at No. 103 BB&T has been named one of the 2017 Best Banks in America by Forbes Industry Leading Recognition BB&T was named on the FORTUNE “World’s Most Admired Companies®” list in the superregional bank category in 2017 BB&T received 14 Greenwich Excellence Awards in Small Business and Middle Market Banking from Greenwich Associates for our overall satisfaction and outstanding client service in 2016. Greenwich Associates provides global market intelligence and advisory services to the financial services industry. BB&T was recognized as a 2016 Javelin Mobile Banking Leader in the Functionality category among the nation’s top 30 financial institutions by Javelin Strategy & Research. BB&T achieved the highest possible score of 100 on the Human Rights Campaign Foundation’s Corporate Equality Index. This score reflects BB&T’s adherence to policies and practices that increase inclusion for lesbian, gay, bisexual and transgender employees. 22

Corporate Social Responsibility

Committed To Our Communities – Lighthouse Project  The BB&T Lighthouse Project provides associates with an opportunity to make a difference in their communities through company supported and funded service projects.  The purpose of the Lighthouse Project is to be involved in positive change. It’s about seeing a need and then working with a local nonprofit to address the need. It’s about living out our mission to make the communities we serve a better place to live and work.  Since we began the BB&T Lighthouse Project in 2009, we have completed more than 10,000 community service projects, provided more than 550,000 volunteer hours, and helped change the lives of more than 15 million people! 24

The BB&T Leadership Institute The BB&T Leadership Institute provides organizations with a leadership development partner that helps create dynamic and effective leaders, increase employee retention and improve the bottom line. Beginning with each client's specific goals and challenges, the institute’s consultants identify the best approaches to address a company's needs and tailor offerings to individual executives, teams or both. Visit us online at www.bbtleadershipinstitute.com or email leadershipinstitute@bbandt.com 25  Services include – Leadership development – Talent services – Engagement – Team optimization – Change management

All we see is you

Appendix

Non-GAAP reconciliations Period Ended Efficiency Ratio 1H17 2016 2015 2014 Efficiency ratio – GAAP 68.2% 62.3% 64.2% 62.4 % Effect of taxable-equivalent adjustment (0.9) (0.9) - - Effect of securities gains (losses), net - 0.3 - - Effect of merger-related and restructuring charges, net (0.8) (1.6) (1.7) (0.5) Effect of mortgage loan indemnification reserves - - - (0.4) Effect of loss on sale of American Coastal - - (0.2) - Effect of mortgage reserve adjustments - 0.3 - (0.3) Effect of loss on early extinguishment of debt (7.0) - (1.8) (1.3) Effect of franchise tax adj - - - 0.2 Effect of FDIC loss share accounting - - - (0.2) Effect of foreclosed property expense - - (0.5) (0.4) Effect of FHA-insured mortgage loan reserve adj (1.2) 0.7 - (0.9) Effect of amortization of intangibles - (1.4) (1.1) (0.9) Effect of charitable contribution - (0.5) - - Efficiency ratio – reported 58.3% 59.2% 58.9% 57.7 % BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges. A-1

Non-GAAP reconciliations Period Ended Efficiency Ratio 2013 2012 2011 2010 Efficiency ratio – GAAP 60.2% 59.3% 66.2% 60.2 % Effect of securities gains (losses), net 0.3 (0.1) 0.4 3.3 Effect of merger-related and restructuring charges, net (0.5) (0.7) (0.2) (0.7) Effect of contingency reserve - - - 0.2 Effect of gain on sale of subsidiary 0.2 - - - Effect of mortgage repurchase expense adj - (0.1) - - Effect of losses/write-downs on NPL disposition loans - - (1.0) (0.5) Effect of Colonial premises and equipment adj - - - 0.1 Effect of FDIC loss share accounting - 0.1 0.3 0.7 Effect of affordable housing investments write-down - (0.2) - - Effect of foreclosed property expense (0.6) (2.7) (9.1) (8.1) Effect of leveraged lease sale/write-downs - (0.2) (0.2) - Effect of VISA indemnification - - (0.1) - Effect of owned real estate adjustments (0.1) - - - Effect of amortization of intangibles (1.0) (1.1) (1.1) (1.3) Efficiency ratio – reported 58.5% 54.3% 55.2% 53.9 % A-2 BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

Non-GAAP reconciliations Period Ended Efficiency Ratio 2009 2008 2007 Efficiency ratio – GAAP 55.4% 52.0% 53.7 % Effect of securities gains (losses), net 1.2 0.7 - Effect of merger-related and restructuring charges, net (0.4) (0.2) (0.3) Effect of contingency reserve (0.3) - - Effect of FDIC special assessment (0.8) - - Effect of gain on extinguishment of debt 0.5 0.5 - Effect of leveraged lease settlement - (0.4) - Effect of payroll services gain 0.2 - - Effect of bank-owned life insurance valuation - (0.1) - Effect of Visa ownership gains - 0.6 - Effect of fair value accounting implementation - 0.1 - Effect of foreclosed property expense (4.1) (1.0) - Effect of amortization of intangibles (1.3) (1.3) (1.5) Effect of other, net - - (0.3) Efficiency ratio – reported 50.4% 50.9% 51.6 % A-3 BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

Non-GAAP reconciliations Return on Tangible Common Equity 1H17 2016 2015 2014 2013 2012 Return on Common Equity 7.53% 8.57% 8.34% 9.40% 8.06% 10.35 % Effect of intangible assets and their amortization 5.32 6.02 5.00 5.39 5.55 7.04 Effect of loss on early extinguishment of debt 2.76 - - - - - Return on Tangible Common Equity 15.61% 14.59% 13.34% 14.79% 13.61% 17.39 % Period Ended A-4 BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges. Information is based on originally reported amounts and does not reflect the subsequent adoption of accounting principles

Non-GAAP reconciliations Return on Tangible Common Equity 2011 2010 2009 2008 2007 Return on Common Equity 7.49% 4.85% 4.93% 11.44% 14.25 % Effect of intangible assets and their amortization 5.11 3.89 3.17 8.77 12.89 Return on Tangible Common Equity 12.60% 8.74% 8.10% 20.21% 27.14 % Period Ended A-5 BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges. Information is based on originally reported amounts and does not reflect the subsequent adoption of accounting principles